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                                  ESTATUTO DA

                      TELE NORTE LESTE PARTICIPACoES S.A.


                                   CAPITULO I

                        DAS CARACTERiSTICAS DA SOCIEDADE

          Art. 1 - TELE NORTE LESTE PARTICIPACOES S.A. e uma sociedade anonima, vinculada ao Ministerio das Comunicacoes, controladora de sociedades exploradoras de servicos publicos de telefonia fixa, na Regiao I a que se refere
o Plano Geral de Outorgas aprovado pelo Decreto n 2.534, de 02 de abril de
1998.

          Paragrafo Unico - A Companhia se rege pela Lei das Sociedades por Acoes, pelas disposicoes especiais de lei federal, pela legislacao de telecomunicacoes, pelo presente Estatuto, pelas leis e usos do comercio e demais dispositivos legais aplicaveis.

          Art. 2 - A Companhia tem por objeto:

          I. exercer o controle das sociedades exploradoras de servicos publicos de telefonia fixa na Regiao I a que se refere o Plano Geral de Outorgas aprovado pelo Decreto n 2.534, de 02 de abril de 1998;

          II. promover, atraves de sociedades controladas ou coligadas, a expansao e implantacao de servicos de telefonia fixa, em sua respectiva area de concessao;

          III. promover, realizar ou orientar a captacao, em fontes internas e externas, de recursos a serem aplicados pela Companhia ou pelas suas controladas;

          IV. promover e estimular atividades de estudos e pesquisas visando ao desenvolvimento do setor de telefonia fixa;

          V. executar, atraves de sociedades controladas ou coligadas, servicos tecnicos especializados afetos a area de telefonia fixa;

          VI promover, estimular e coordenar, atraves de suas sociedades controladas ou coligadas, a formacao e o treinamento do pessoal necessario ao setor de telefonia fixa;

          VII. realizar ou promover importacoes de bens e servicos para as suas sociedades controladas e coligadas;

          VIII. exercer outras atividades afins ou correlatas ao seu objeto social; e

          IX.   participar do capital de outras sociedades.
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          Art. 3 - A Companhia tem sede no Distrito Federal, podendo criar e extinguir, por decisao do Conselho de Administracao, filiais, agencias e sucursais, escritorios, departamentos e representacoes em qualquer ponto do territorio nacional e no exterior.

          Art. 4 - O prazo de duracao da Companhia e indeterminado.

                                  CAPITULO II
                               DO CAPITAL SOCIAL

          Art. 5 - O capital social subscrito, totalmente integralizado, e de R$ 3.741.150.672,72 (tres bilhoes, setecentos e quarenta e um milhoes, seiscentos e setenta e dois mil reais e setenta e dois centavos), representado por 334.399.027.592 (trezentos e trinta e quatro bilhoes, trezentos e noventa e nove milhoes, vinte e sete mil, quinhentos e noventa e duas) acoes, sendo
124.369.030.532 (cento e vinte e quatro bilhoes, trezentos e sessenta e nove milhoes, trinta mil, quinhentos e trinta e dois) ordinarias nominativas e
210.029.997.060 (duzentos e dez bilhoes, vinte e nove milhoes, novecentos e noventa e sete mil e sessenta) preferenciais nominativas, todas sem valor nominal.

          Art. 6 - A Companhia esta autorizada a aumentar seu capital social, mediante deliberacao da Assembleia Geral, ate o limite de 700.000.000.000 (setecentos bilhoes) de acoes, ordinarias ou preferencias.

          Paragrafo Unico - Dentro do limite do capital autorizado de que trata
o caput deste artigo, a Assembleia Geral pode aprovar a outorga de opcao de compra de acoes a seus administradores, empregados e a pessoas naturais que prestem servicos a Companhia ou a empresas por ela controladas.

          Art. 7 - O capital social e representado por acoes ordinarias e preferenciais, sem valor nominal, nao havendo obrigatoriedade, nos aumentos de capital, de se guardar proporcao entre elas, observadas as disposicoes legais e estatutarias.

          Art. 8 - Por deliberacao da Assembleia, pode ser excluido o direito de preferencia para emissao de acoes, debentures conversiveis em acoes e bonus de subscricao cuja colocacao seja feita mediante:

          I.    subscricao publica ou venda em bolsa de valores;

          II. permuta por acoes em oferta publica de aquisicao de controle, nos termos dos arts. 257 e 263 da Lei das S/A;

          III.  gozo de incentivos fiscais, nos termos de lei especial.

          Art. 9 - A cada acao ordinaria corresponde o direito a um voto nas deliberacoes da Assembleia Geral.

          Art. 10 - As acoes preferenciais nao tem direito a voto, exceto na hipotese do paragrafo unico do art. 13 deste estatuto, sendo a elas assegurada prioridade no reembolso de

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capital, sem premio, e no pagamento de dividendos minimos, nao cumulativos, de
6% (seis por cento) ao ano, sobre o valor resultante da divisao do capital subscrito pelo numero total de acoes da Companhia.

          Paragrafo Unico - As acoes preferenciais adquirirao o direito a voto se a Companhia, por um prazo de 3 (tres) anos consecutivos, deixar de pagar os dividendos minimos a que fazem jus nos termos do caput deste artigo.

          Art. 11 - As acoes da Companhia serao escriturais, sendo mantidas em conta de deposito, em instituicao financeira, em nome de seus titulares, sem emissao de certificados.

                                  CAPITULO III
                              DA ASSEMBLEIA GERAL

          Art. 12 - A Assembleia Geral e o orgao superior da Companhia, com poderes para deliberar sobre todos os negocios relativos ao objeto social e tomar as providencias que julgar convenientes a defesa e ao desenvolvimento da Companhia.

                             COMPETENCIA PRIVATIVA

          Art. 13 - Compete privativamente a Assembleia Geral:

          I.    reformar o Estatuto Social;

          II. autorizar a emissao de debentures e de debentures conversiveis em acoes ou vende-las, se em tesouraria, bem como autorizar a venda de debentures conversiveis em acoes de sua titularidade de emissao de empresas controladas podendo delegar ao Conselho de Administracao a deliberacao sobre a epoca e as condicoes de vencimento, amortizacao ou resgate, a epoca e as condicoes de pagamento dos juros, da participacao nos lucros e de premio de reembolso, se houver e o modo de subscricao ou colocacao bem como o tipo de debentures;

          III. deliberar sobre a avaliacao de bens com que o acionista concorrer para a formacao do capital social;

          IV. deliberar sobre transformacao, fusao, incorporacao e cisao da Companhia, sua dissolucao e liquidacao, eleger e destituir liquidantes e julgar-lhes as contas;

          V. autorizar a prestacao de garantias pela Companhia a obrigacoes de terceiros, nestes nao incluidas as sociedades anonimas;

          VI. suspender o exercicio dos direitos do acionista que deixar de cumprir obrigacoes impostas pela lei ou pelo Estatuto;

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          VII.  eleger ou destituir, a qualquer tempo, os membros do Conselho de
                Administracao e os membros do Conselho Fiscal;

          VIII. fixar a remuneracao, global ou individual, dos membros do Conselho de Administracao, da Diretoria e do Conselho Fiscal;

          IX. tomar, anualmente, as contas dos administradores e deliberar sobre as demonstracoes financeiras por eles apresentadas;

          X. deliberar sobre promocao de acao de responsabilidade civil a ser movida pela Companhia contra os administradores, pelos prejuizos causados ao seu patrimonio, na conformidade do disposto no art. 159 da Lei das S/A;

          XI. autorizar a alienacao, no todo ou em parte, das acoes de sociedades controladas;

          XII. deliberar sobre o aumento do capital social por subscricao de novas acoes;

          XIII. autorizar a renuncia a direitos de subscricao de acoes ou debentures conversiveis em acoes de empresas controladas;

          XIV. deliberar sobre a emissao de quaisquer outros titulos ou valores mobiliarios, no Pais ou no exterior;

          XV.   autorizar a permuta de acoes ou outros valores mobiliarios;

          XVI. resolver sobre a emissao de acoes e bonus de subscricao dentro dos limites do capital autorizado, observadas as disposicoes legais e estatutarias;

          XVII. aprovar previamente a celebracao de quaisquer contratos de longo prazo entre a Companhia ou suas controladas, de um lado, e
                o acionista controlador ou sociedades controladas, coligadas, sujeitas a controle comum ou controladoras deste ultimo, ou que de outra forma constituam partes relacionadas a Companhia, de outra parte, salvo quando os contratos obedecerem a clausulas uniformes.

          Paragrafo Unico - Sem prejuizo do disposto no (S) 1 do art. 115 da Lei n 6.404/76, os titulares de acoes preferenciais terao direito a voto nas deliberacoes assembleares referidas no inciso XVII deste artigo, assim como naquelas referentes a alteracao ou revogacao dos seguintes dispositivos estatutarios:

          I.    inciso XVII do art. 13;

          II.   paragrafo unico do art. 14; e

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          III.  art. 46.

          Art. 14 - A Assembleia Geral sera convocada pelo Conselho de Administracao, cabendo ao Presidente consubstanciar o respectivo ato, ou na forma prevista no Paragrafo unico do art. 123 da Lei n 6.404/76.

          Paragrafo Unico - Nas hipoteses do art. 136 da Lei n 6.404/76, a primeira convocacao da Assembleia Geral sera feita com 30 (trinta) dias de antecedencia, no minimo, e com antecedencia minima de 10 (dez) dias, em segunda convocacao.

          Art. 15 - A Assembleia Geral sera instalada pelo Presidente da Companhia, que procedera a eleicao da mesa Diretora, composta de um presidente e um secretario, escolhidos dentre os acionistas presentes.

          Art. 16 - Dos trabalhos e deliberacoes da Assembleia Geral sera lavrada ata, assinada pelos membros da mesa e pelos acionistas presentes, que representem, no minimo, a maioria necessaria para as deliberacoes tomadas.

          (S)1 - A ata sera lavrada na forma de sumario dos fatos, inclusive dissidencias e protestos.

          (S)2 - Salvo deliberacao em contrario da Assembleia, as atas serao publicadas com omissao das assinaturas dos acionistas.

          Art. 17 - Anualmente, nos quatro primeiros meses subsequentes ao termino do exercicio social, a Assembleia Geral se reunira, ordinariamente, para:

          I. tomar as contas dos administradores; examinar, discutir e votar as demonstracoes financeiras;

          II. deliberar sobre a destinacao do lucro liquido do exercicio e a distribuicao de dividendos;

          III. eleger os membros do Conselho Fiscal e, quando for o caso, os membros do Conselho de Administracao.

          Art. 18 - A Assembleia Geral se reunira, extraordinariamente, sempre que os interesses da Companhia o exigirem.

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                                  CAPITULO IV
                         DA ADMINISTRACAO DA COMPANHIA

                                    SECAO I
                            ORGAOS DA ADMINISTRACAO

                              CONSELHO E DIRETORIA

          Art. 19 - A Administracao da Companhia sera exercida pelo Conselho de Administracao e pela Diretoria.

          (S)1 - O Conselho de Administracao, orgao de deliberacao colegiada, exercera a administracao superior da Companhia.

          (S)2 - A Diretoria e orgao executivo da administracao da Companhia, atuando cada um de seus membros segundo a respectiva competencia.

          (S)3 - As atribuicoes e poderes conferidos por lei a cada um dos orgaos da administracao nao podem ser outorgados a outro orgao.

                                    SECAO II
                          DO CONSELHO DE ADMINISTRACAO

          Art. 20 - Compete ao Conselho de Administracao:

          I. fixar a politica geral dos negocios da Companhia e acompanhar sua execucao;

          II.   convocar a Assembleia Geral;

          III. aprovar e submeter a Assembleia Geral as demonstracoes financeiras e o Relatorio da Administracao da Companhia, neles incluidas as demonstracoes consolidadas;

          IV. eleger e destituir, a qualquer tempo, os Diretores da Companhia, fixando-lhes as atribuicoes, observadas as disposicoes legais e estatutarias;

          V. aprovar, mediante proposta da Diretoria, a indicacao ou destituicao de titular da Auditoria Interna;

          VI.   aprovar os planos gerais da Companhia;

          VII. resolver sobre as condicoes de emissao de debentures, por delegacao da Assembleia Geral;

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          VIII. aprovar o Regimento da Companhia, definindo sua estrutura organizacional e especificando as atribuicoes de cada Diretor, observadas as disposicoes legais e estatutarias;

          IX.   autorizar a alienacao dos bens imoveis da Companhia;

          X. fiscalizar a gestao dos Diretores da Companhia, examinar, a qualquer tempo, os livros da Companhia, solicitar informacoes sobre contratos celebrados ou em via de celebracao ou sobre quaisquer outros atos;

          XI.   escolher e destituir os auditores independentes;

          XII.  aprovar e alterar o Regimento Interno do Conselho;

          XIII. conceder licenca e ferias aos membros do Conselho, indicando o respectivo substituto;

          XIV. aprovar a participacao da Companhia no capital de outras empresas ou a cessacao dessa participacao;

          XV. autorizar a aquisicao de acoes de emissao da Companhia, para efeito de cancelamento ou permanencia em tesouraria e posterior alienacao;

          XVI. autorizar a emissao de notas promissorias comerciais ("commercial papers");

          XVII. executar outras atividades que lhe sejam cometidas pela lei, pelo Estatuto ou pela Assembleia Geral.

          Art. 21 - O Conselho de Administracao sera composto de ate 11 (onze) membros.

          Paragrafo Unico - Eleitos pela Assembleia Geral, os membros do Conselho de Administracao terao mandato de 3 (tres) exercicios anuais, considerando-se exercicio anual o periodo compreendido entre 2 (duas) Assembleias Gerais Ordinarias.

          Art. 22 - Os membros do Conselho de Administracao, a excecao dos representantes dos acionistas minoritarios e do representante do Ministro de Estado do Planejamento e Orcamento, serao indicados pelo Ministro de Estado das Comunicacoes, dentre brasileiros de notorios conhecimentos e experiencia, idoneidade moral e reputacao ilibada, cabendo a um destes a presidencia do Conselho. (REVOKED PER ART. 47 BELOW)

          Art. 23 - O substituto eventual do Presidente do Conselho de Administracao sera escolhido pelo proprio Conselho de Administracao, entre os seus membros que integram a Diretoria.

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          Paragrafo Unico - No caso de ausencias ou impedimentos que obstem a tomada de deliberacao, os Conselheiros presentes poderao convocar membros da Diretoria para compor o Conselho.

          Art. 24 - O Conselho de Administracao reunir-se-a, ordinariamente, um vez por mes e, extraordinariamente, mediante convocacao do Presidente ou de 2
(dois) Conselheiros, lavrando-se ata de suas deliberacoes.

          Art. 25 - O Conselho de Administracao deliberara por maioria de votos, presente a maioria de seus membros, tendo o Presidente, alem do voto comum, o de qualidade e cabendo-lhe baixar os atos que consubstanciarem essas deliberacoes, quando for o caso.

                                   SECAO III
                                  DA DIRETORIA

          Art. 26 - A Diretoria sera composta de:

          a)  1 (um) Presidente;

          b)  1 (um) Vice-Presidente;

          c)  1 (um) Vice-Presidente de Regulamentacao

          d)  1 (um) Diretor de Negocios

          e)  1 (um) Diretor de Rede

          f)  1 (um) Diretor de Suportes.

          Paragrafo Unico - Os membros do Conselho de Administracao, ate o maximo de 1/3 (um terco), poderao ser eleitos para cargos de Diretores.

          Art. 27 - Cabera ao Conselho de Administracao eleger os membros da Diretoria.

          Art. 28 - E de 3 (tres) exercicios anuais o mandato da Diretoria, podendo seus membros ser reeleitos ou destituidos, a qualquer tempo.

          Paragrafo Unico - Para os efeitos deste artigo, considera-se como exercicio anual o periodo compreendido entre duas assembleias gerais ordinarias.

          Art. 29 - Em suas ausencias e impedimentos, o Presidente sera substituido pelo Vice-Presidente, independentemente de qualquer designacao.

          (S) 1 - No caso de faltas e impedimentos simultaneos do Presidente e do Vice-Presidente, a Presidencia sera exercida pelo Diretor designado pelo Presidente em exercicio.

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          (S) 2 - O Vice-Presidente e os demais Diretores serao substituidos pelo Diretor escolhido pela Diretoria.

          Art. 30 - Compete a Diretoria Colegiada:

          I. estabelecer politicas especificas e diretrizes decorrentes da orientacao geral dos negocios fixada pelo Conselho de Administracao;

          II. aprovar convenios entre empresas controladas e outras entidades prestadoras de servicos de telecomunicacoes;

          III. apreciar o orcamento e os planos gerais da Companhia, submetendo-os a aprovacao do Conselho de Administracao;

          IV. aprovar as propostas de empresas controladas relativas a estrategia corporativa, as diretrizes gerais para a organizacao, as diretrizes corporativas para o desenvolvimento da estrategia de mercado e de rede, e o plano de investimentos e orcamento;

          V. apresentar periodicamente ao Conselho de Administracao a evolucao geral dos negocios da Companhia;

          VI. aprovar a agenda de propostas da Companhia e de empresas controladas, para negociacao com o orgao regulador;

          VII. resolver sobre a participacao da Companhia no capital de empresas concessionarias de servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia, ouvido previamente o orgao regulador;

          VIII. indicar os representantes da Companhia na administracao das empresas de que participe;

          IX. submeter ao Conselho de Administracao proposta de indicacao ou destituicao de titular da Auditoria Interna;

          X. propor os criterios de remuneracao dos Diretores, dos membros do Conselho de Administracao e dos membros do Conselho Fiscal de empresas controladas;

          XI. propor ao Conselho de Administracao a alienacao dos bens imoveis da Companhia e autorizar a alienacao dos demais bens do ativo permanente, exceto quaisquer titulos ou valores mobiliarios, no Pais ou no exterior;

          XII. aprovar proposta ao Conselho de Administracao do Regimento da Companhia com a respectiva estrutura organizacional e opinar quanto as de controladas;

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          XIII. autorizar a pratica de atos gratuitos razoaveis, em beneficio dos empregados ou da comunidade, tendo em vista as responsabilidades sociais da Companhia;

          XIV. apreciar o Balanco Geral e demais demonstracoes financeiras e o Relatorio Anual da Companhia, bem como a proposta de destinacao de resultado, submetendo-os ao Conselho Fiscal, aos Auditores Independentes e ao Conselho de Administracao;

          XV. resolver sobre representacoes da Companhia em qualquer ponto do territorio nacional e, ouvido o Conselho de Administracao, no exterior;

          XVI. submeter ao Ministro das Comunicacoes, para cada exercicio social, ouvido o Conselho de Administracao, o plano de aplicacao de recursos; (REVOKED PER ART. 47 BELOW)

          XVII. definir a competencia de Diretores e empregados para:

               a) praticar atos que constituam ou alterem obrigacoes da Companhia, bem como aqueles que desonerem terceiros para com ela;

               b) autorizar dispensas de licitacao e de aplicacao de multas ou outras penalidades; (REVOKED PER ART. 47 BELOW)

               c) autorizar o pagamento de multas imputadas a Companhia, bem como indagar as causas e estabelecer as medidas administrativas que se fizerem necessarias;

               d)   aprovar aquisicoes;

               e)   aprovar propostas de progressao de empregados.

          XVIII. aprovar proposta ao Conselho de Administracao do plano de cargos e salarios, do regulamento de pessoal, do quadro de pessoal e do plano de beneficios e vantagens da Companhia;

          XIX. aprovar e submeter ao Ministro das Comunicacoes o seu Plano de Cooperacao Internacional e os de empresas controladas; (PARTIALLY REVOKED PER ART. 47 BELOW)

          XX. decidir sobre a operacionalizacao e a implementacao de seus pianos e programas relativos as atividades de treinamento e administracao de recursos humanos;

          XXI.  aprovar a contratacao de seguros de interesse da Companhia;

                                       10
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          XXII. aprovar tabelas e respectivos reajustamentos das remuneracoes e dos beneficios concedidos aos empregados e seus dependentes;

          XXIII. deliberar sobre proposicoes relativas a administracao e desenvolvimento de recursos humanos formuladas pelas suas empresas controladas, incluindo os respectivos quadros de pessoal;

          XXIV. aprovar a abertura de contas em instituicoes financeiras e a contratacao de emprestimos pela Companhia, no Pais e no exterior, obedecida a legislacao em vigor;

          XXV. aprovar a constituicao de onus reais sobre bens da Companhia, para concessao de garantia em operacoes de credito da Companhia e das suas empresas controladas;

          XXVI. deliberar sobre financiamentos, emprestimos e concessao de avais, fiancas e outras garantias semelhantes e repasse de recursos as suas empresas controladas;

          XXVII. aprovar proposta, a ser submetida a Agencia Nacional de
                 Telecomunicacoes - ANATEL, de reajuste das tarifas e precos dos servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia;

          XXVIII. aprovar normas para concessao, com interveniencia da
                  Companhia, de emprestimos aos empregados por instituicoes financeiras;

          XXIX. autorizar a alienacao, pelas empresas controladas, de bens do ativo permanente vinculados a prestacao de servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia, e a constituicao de onus reais sobre eles;

          XXX. aprovar as regras de escolha de determinados equipamentos e materiais de telecomunicacoes, a serem observadas pelas empresas controladas;

          XXXI. aprovar politicas, diretrizes e normas sobre comercializacao, desenvolvimento, operacao e prestacao dos servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia, aplicaveis a empresa e as suas controladas;

          XXXII. deliberar sobre outros assuntos julgados como de competencia coletiva da Diretoria, ou a ela atribuidos pelo Conselho de Administracao.

          Art. 31 - E a seguinte a competencia especifica de cada um dos membros da Diretoria:

          I  -  DO PRESIDENTE:

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               1.   representar a Companhia em juizo ou fora dele, perante as
                    suas controladas, os acionistas e o publico em geral, podendo nomear procuradores e designar prepostos;

               2.   exercer supervisao sobre todas as atividades da Empresa;

               3. manter o Ministro das Comunicacoes e o Conselho de Administracao permanentemente informados dos negocios da Companhia e de controladas; (PARTIALLY REVOKED PER ART. 47 BELOW)

               4. delegar competencia ao Vice-Presidente, aos Diretores e a empregados para a pratica de atos especificos;

               5. baixar os atos que consubstanciem as resolucoes da Diretoria, ou delas decorram;

               6. designar representantes da Companhia nas assembleias de empresas controladas e de outras de cujo capital participe;

               7. determinar a publicacao do Relatorio Anual das Atividades da Companhia;

               8. dirigir as atividades referentes ao gerenciamento da regulamentacao, orientacao juridica e auditoria;

               9.   convocar as reunioes de Diretoria;

               10. deliberar sobre pedidos de colocacao de empregados da Companhia a disposicao do Ministerio das Comunicacoes, do orgao regulador, de empresas controladas ou de orgaos ou entidades cujo atendimento seja obrigatorio por lei ou decreto federal, vedada a disposicao em quaisquer outros casos, salvo afastamento, por no maximo 2 (dois) anos, sem onus para a Companhia, cabendo a deliberacao neste caso a Diretoria Colegiada; (REVOKED PER ART. 47 BELOW)

               11. acompanhar o cumprimento das diretrizes governamentais relacionadas a atuacao da Companhia e de suas controladas;

               12. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

               13.  praticar atos de urgencia "ad referendum" da Diretoria.

          II  -  DO VICE-PRESIDENTE EXECUTIVO

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               1.   substituir o Presidente em suas ausencias e impedimentos;

               2.   auxiliar o Presidente no desempenho das suas funcoes;

               3. dirigir as atividades de coordenacao do planejamento e desenvolvimento empresarial, no ambito da Companhia e de suas controladas;

               4.   avaliar o desempenho das controladas;

               5.   elaborar o Relatorio Anual das Atividades da Companhia;

               6. propor, implementar e controlar a politica de tecnologia da informacao, na Companhia e suas controladas;

               7. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30.

               8.   executar outras atividades delegadas pelo Presidente.

          III  -  DO VICE-PRESIDENTE DE REGULAMENTACAO

               1. dirigir as atividades referentes ao gerenciamento da regulamentacao de telecomunicacoes no ambito da Companhia e de suas controladas;

               2. interagir com os orgaos reguladores, a excecao dos do mercado de capitais;

               3. definir diretrizes para as negociacoes com os demais prestadores de servicos de telecomunicacoes;

               4. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

               5.   executar outras atividades delegadas pelo Presidente.

          IV  -  DO DIRETOR DE NEGOCIOS

               1. propor conceitos e politicas de desenvolvimento e exploracao dos produtos e servicos das empresas controladas, bem como coordenar e controlar o planejamento e a execucao das acoes decorrentes da aplicacao destas politicas;

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               2.   desenvolver diretrizes, propor a estrategia mercadologica e coordenar a elaboracao e implementacao dos planos de negocio das empresas controladas, de forma a atender as necessidades dos clientes e maximizar o resultado da exploracao dos servicos;

               3. propor a estrutura de tarifacao dos servicos explorados pelas empresas controladas, bem como a politica de precos correspondente;

               4. propor politicas e coordenar o planejamento e a execucao das atividades de relacionamento com os clientes nas empresas controladas, abrangendo marketing, vendas, atendimento, desenvolvimento de produtos e servicos, faturamento e cobranca, e administracao das informacoes de clientes;

               5. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

               6.   executar outras atividades delegadas pelo Presidente.

          IV  -  DO DIRETOR DE REDE:

               1. desenvolver diretrizes e coordenar a implantacao da estrategia para capacitacao da rede, a fim de viabilizar os servicos de telecomunicacoes, de acordo com as necessidades de mercado definidas nos planos de negocio;

               2. propor as especificacoes de sistemas, de equipamentos e de materiais a serem utilizados nas empresas controladas e a padronizacao, quando aconselhavel;

               3. propor conceitos e politicas de operacao e manutencao da rede das empresas controladas, bem como coordenar e controlar o planejamento e o desenvolvimento das acoes decorrentes da aplicacao destas politicas;

               4. coordenar o planejamento tecnico e a implementacao dos sistemas de telecomunicacoes por parte das empresas controladas;

               5. coordenar o planejamento e a execucao dos programas de inversoes tecnicas vinculadas a rede das empresas controladas;

               6. zelar pelas politicas sobre qualidade e produtividade da rede das empresas controladas, bem como coordenar, orientar e controlar as acoes decorrentes da aplicacao destas politicas;

               7. propor as medidas necessarias a aplicacao da politica de aquisicao de equipamentos e materiais de telecomunicacoes e coordenar as atividades decorrentes;

               8. coordenar as atividades referentes a selecao de industrias e negociacao de contratos relativos a equipamentos e materiais para as empresas controladas;

               9. propor a estrategia tecnologica de longo prazo para o desenvolvimento da rede das empresas controladas;

               10. identificar as oportunidades de investimentos voltadas para a modernizacao e melhoria do desempenho operacional da rede das empresas controladas;

               11. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

               12.  executar outras atividades delegadas pelo Presidente.

          V  -  DO DIRETOR DE SUPORTE

               1. propor politicas relativas as atividades economico-financeiras da Companhia e das controladas;

               2. executar as atividades de analise, acompanhamento e avaliacao do desempenho economico-financeiro da Companhia e das controladas;

               3. propor e promover a captacao e a aplicacao de recursos financeiros necessarios a implementacao dos programas das empresas controladas;

               4.   executar as atividades de administracao financeira da
                    Companhia;

               5. administrar as participacoes acionarias da Companhia nas controladas;

               6. executar atividades de analise, acompanhamento e avaliacao do meio-ambiente economico-financeiro de influencia para a Companhia e controladas;

               7. exercer as atividades de planejamento e controle economico-financeiro da Companhia e das controladas;

               8. propor a alocacao de recursos financeiros geridos pela Companhia;

               9. dirigir as atividades de administracao dos titulos mobiliarios da Companhia;

               10. propor politicas de recursos humanos aplicaveis a Companhia e as controladas e implementar as medidas relativas a sua aplicacao;

               11. coordenar as atividades de administracao e de desenvolvimento de recursos humanos da Companhia e das controladas;

               12. executar, promover, estimular e coordenar a formacao e o treinamento do pessoal necessario a Companhia e as controladas;

               13. administrar os recursos alocados para o desenvolvimento de recursos humanos da Companhia e das controladas;

               14. coordenar as atividades que envolvam cooperacao internacional de interesse da Companhia e das controladas;

               15. coordenar as atividades referentes a administracao de seguranca empresarial, incluindo as orientacoes para as controladas;

               16. dirigir as atividades de administracao no ambito da Companhia, abrangendo as areas de recursos materiais, recursos humanos e servicos gerais;

               17. desenvolver e supervisionar o sistema de gerencia de material na Companhia e controladas;

               18. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

               19.  executar outras atividades delegadas pelo Presidente.

                                    SECAO IV
                     DISPOSICOES COMUNS AOS ADMINISTRADORES

          Art. 32 - Aos administradores da Companhia e vedado pertencer, sob qualquer forma ou titulo, aos quadros dirigentes ou de empregados de empresas fabricantes, fornecedoras de material, executoras de obras ou prestadoras de servicos publicos de telecomunicacoes, exceto quando se tratar de empresa do Sistema TELEBRAS. (REVOKED PER ART. 47 BELOW)

          Paragrafo Unico - E vedado aos administradores que integrem a administracao ou o quadro de pessoal de outra empresa do Sistema TELEBRAS a acumulacao de remuneracao, ressalvados casos especiais aprovados pelo Ministro das Comunicacoes, ou de rateio, ou complementacao de remuneracao. (REVOKED PER ART. 47 BELOW)

          Art. 33 - Alem dos casos de morte, renuncia, destituicao e outros previstos em lei, dar-se-a a vacancia do cargo quando o administrador deixar de assinar o termo de investidura no prazo de 30 (trinta) dias de eleicao ou deixar
o exercicio da funcao por mais de 30 (trinta) dias consecutivos ou 90 (noventa) intercalados durante o prazo do mandato, tudo sem justa causa, a juizo do Conselho de Administracao.

          (S) 1 - Ocorrendo a vacancia de cargo de conselheiro, a substituicao se fara segundo o disposto no art. 23 deste Estatuto, ate a realizacao da primeira Assembleia que eleger novo titular para completar o mandato em curso.

          (S) 2 - No caso de vacancia de 2/3 (dois tercos) dos cargos do Conselho de Administracao, os membros remanescentes convocarao imediatamente a Assembleia Geral.

          (S) 3 - No caso de vacancia de cargo da Diretoria, o Conselho promovera a eleicao do substituto para completar o mandato do substituido.

          (S) 4 - A renuncia ao cargo de administrador e feita mediante comunicacao escrita ao orgao a que o renunciante integrar, tornando-se eficaz, a partir desse momento, perante a Companhia e, perante terceiros, apos o arquivamento do documento de renuncia no registro do comercio e sua publicacao.

          Art. 34 - A remuneracao dos administradores sera fixada pela Assembleia Geral, global ou individualmente.

          Paragrafo Unico - O empregado da Companhia ou de empresa do Sistema TELEBRAS eleito administrador da Companhia podera optar por seu salario, segundo criterios definidos pelo Conselho de Administracao. (REVOKED PER ART. 47 BELOW)

                                   CAPITULO V
                                CONSELHO FISCAL

          Art. 35 - O Conselho Fiscal e o orgao de fiscalizacao da Administracao da Companhia, devendo funcionar permanentemente.

          Art. 36 - O Conselho Fiscal sera composto de 3 (tres) membros efetivos e 3 (tres) suplentes, acionistas ou nao, eleitos pela Assembleia Geral, sendo um dos membros efetivos e respectivo suplente indicados pelo Ministro da Fazenda, como representantes do Tesouro Nacional, nao computados os eleitos pelas acoes ordinarias minoritarias e pelas acoes preferenciais. (SEE ART. 47 II BELOW)

          (S) 1 - Eleitos pela Assembleia Geral Ordinaria, Os membros do Conselho Fiscal terao o mandato de 1 (um) exercicio anual, assim considerado o periodo compreendido entre 2 (duas) Assembleias Gerais Ordinarias, podendo ser reeleitos.

          (S) 2 - Os membros do Conselho Fiscal, em sua primeira reuniao, elegerao o seu Presidente, a quem cabera dar cumprimento as deliberacoes do orgao.

          (S) 3 - O Conselho Fiscal podera solicitar a Empresa a designacao de pessoal qualificado para secretaria-lo e prestar-lhe apoio tecnico.

          Art. 37 - Ao Conselho Fiscal compete:

          I. fiscalizar os atos dos administradores e verificar o cumprimento dos seus deveres legais e estatutarios;

          II. opinar sobre o relatorio anual da administracao, fazendo constar do seu parecer as informacoes complementares que julgar necessarias ou uteis a deliberacao da Assembleia Geral;

          III. opinar sobre as propostas dos orgaos da Administracao, a serem submetidas a Assembleia Geral, relativas a modificacao do capital social, emissao de debentures ou bonus de subscricao, planos de investimento ou orcamentos de capital, distribuicao de dividendos, transformacao, incorporacao, fusao ou cisao;

          IV. denunciar aos orgaos de administracao e, se estes nao tomarem as providencias necessarias para a protecao dos interesses da Companhia, a Assembleia Geral, os erros, fraudes ou crimes que descobrir e sugerir providencias uteis a Companhia;

          V. convocar a Assembleia Geral Ordinaria, se os orgaos da administracao retardarem por mais de 1 (um) mes essa convocacao, e a extraordinaria, sempre que ocorrerem motivos graves ou urgentes, incluindo na ordem do dia das assembleias as materias que considerar necessarias;

          VI. analisar, ao menos trimestralmente, o balancete e demais demonstracoes financeiras elaboradas periodicamente pela Companhia;

          VII. examinar as demonstracoes financeiras do exercicio social e sobre elas opinar;

          VIII. exercer as atribuicoes previstas em lei ou definidas pela Assembleia Geral, no caso de liquidacao da Companhia.

          Art. 38 - O Conselho Fiscal se reunira, ordinariamente, uma vez por mes e, extraordinariamente, quando necessario.

          (S) 1 - As reunioes serao convocadas pelo Presidente da Companhia ou por qualquer dos membros do Conselho.

          (S) 2 - O Conselho se manifesta por maioria de votos, presente a maioria dos seus membros.

          Art. 39 - Os membros do Conselho Fiscal serao substituidos, em suas faltas e impedimentos, pelo respectivo suplente.

          Art. 40 - Alem dos casos de morte, renuncia, destituicao e outros previstos em lei, dar-se-a a vacancia do cargo quando o membro do Conselho Fiscal deixar de comparecer, sem justa causa, a 2 (duas) reunioes consecutivas ou 3 (tres) intercaladas, no exercicio anual.

          (S) 1 - Ocorrendo a vacancia do cargo de membro do Conselho, a substituicao se fara na forma do disposto no art. 39 deste Estatuto.

          (S) 2 - Vagando mais da metade dos cargos e nao havendo suplentes a convocar, a Assembleia Geral sera convocada para eleger os seus substitutos.

          Art. 41 - A remuneracao dos membros do Conselho Fiscal sera fixada pela Assembleia Geral Ordinaria que os eleger, e nao podera ser inferior, para cada membro em exercicio, a um decimo da que, em media, for atribuida a cada membro da Diretoria, nao computada a participacao nos lucros.

          (S) 1 - A remuneracao sera paga de forma como o for aos membros da Diretoria.

          (S) 2 - O suplente em exercicio fara jus a remuneracao do efetivo, no periodo em que ocorrer a substituicao, contado mes a mes.

                                  CAPITULO VI
              DO EXERCICIO SOCIAL E DAS DEMONSTRACOES FINANCEIRAS

          Art. 42 - O exercicio social tera a duracao de 12 (doze) meses, iniciando-se a 1 (primeiro) de janeiro de cada ano e terminando no ultimo dia do mes de dezembro.

          Art. 43 - Juntamente com as demonstracoes financeiras, os orgaos da administracao da Companhia apresentarao a Assembleia Geral Ordinaria proposta sobre a participacao dos empregados nos lucros, nas bases e condicoes autorizadas pelo Conselho de Coordenacao e Controle das Empresas Estatais - CCE, e sobre a destinacao do lucro liquido do exercicio. (PARTIALLY REVOKED PER ART. 47 BELOW)

          (S) 1 - Os lucros liquidos terao a seguinte destinacao:

               a) 5% (cinco por cento) para a reserva legal, ate atingir 20% (vinte por cento) do capital social integralizado;

               b) 25% (vinte e cinco por cento) do lucro liquido ajustado na forma dos incisos II e III do art. 202 da Lei n 6.404/76 serao obrigatoriamente distribuidos como dividendos minimo obrigatorio a todos os acionistas, respeitado o disposto no artigo seguinte, sendo este valor aumentado ate o montante necessario para o pagamento do dividendo prioritario das acoes preferenciais.

          (S) 2 - O saldo do lucro liquido nao alocado ao pagamento do dividendo minimo obrigatorio ou ao dividendo prioritario das acoes preferenciais sera destinado a uma reserva suplementar para expansao dos negocios sociais, que nao podera ultrapassar 80% (oitenta por cento) do capital social. Atingido este limite, cabera a Assembleia Geral deliberar sobre o saldo, procedendo a sua distribuicao aos acionistas ou ao aumento do capital social.

          Art. 44 - O valor correspondente ao dividendo minimo obrigatorio sera destinado prioritariamente ao pagamento do dividendo prioritario das acoes preferenciais ate o limite da preferencia; a seguir, serao pagos aos titulares de acoes ordinarias ate o mesmo limite das acoes preferenciais; o saldo, se houver, sera rateado por todas as acoes, em igualdade de condicoes.

          (S) 1 - Os valores dos dividendos ou dos lucros ou dos resultados, que sao devidos ao Tesouro Nacional e aos demais acionistas, sofrerao incidencia de encargos financeiros equivalentes a Taxa Referencial (TR), a partir da data do encerramento do exercicio social e ate a data do seu efetivo recolhimento ao Tesouro Nacional e a distribuicao aos demais acionistas. (REVOKED PER ART. 47 BELOW)

          (S) 2 - Salvo deliberacao em contrario da Assembleia Geral, os dividendos serao pagos "pro rata" dia, subsequente ao da realizacao do capital. (REVOKED PER ART. 47 BELOW)

          (S) 3 - Os orgaos da administracao poderao pagar ou creditar juros sobre o capital proprio nos termos do (S) 7 do artigo 9 da Lei 9.249/95, de 26/12/95 e legislacao e regulamentacao pertinentes, ate o limite dos dividendos minimos obrigatorios de que trata o artigo 202, da Lei 6404/76, os quais serao imputados a esses mesmos dividendos, mesmo quando incluidos no dividendo minimo das acoes preferenciais.

          (S) 4 - Os dividendos nao reclamados no prazo de 3 (tres) anos reverterao em favor da Companhia.

                                  CAPITULO VII
                           DA LIQUIDACAO DA COMPANHIA

          Art. 45 - A Companhia entrara em liquidacao nos casos previstos em lei, ou por deliberacao da Assembleia Geral, que estabelecera a forma da liquidacao, elegera o liquidante e instalara o Conselho Fiscal, para o periodo da liquidacao, elegendo seus membros e fixando-lhes as respectivas remuneracoes.

                                 CAPITULO VIII
                       DISPOSICOES GERAIS E TRANSITORIAS

          Art. 46 - A aprovacao, pela Companhia, atraves de seus representantes, de operacoes de fusao, cisao, incorporacao ou dissolucao de suas controladas sera precedida de analise economico-financeira por empresa independente, de renome internacional, confirmando estar sendo dado tratamento equitativo a todas as sociedades interessadas, cujos acionistas terao amplo acesso ao relatorio da citada analise.

          Art. 47- Vindo a Companhia a ser desestatizada, nos termos dos artigos 188 a 195 da Lei n 9.472 de 16 de julho de 1997, e sem prejuizo de outras modificacoes que venham a ser deliberadas apos a referida desestatizacao:

               I - estarao revogados de pleno direito:

               a) o art. 21 (no tocante a eleicao de membros do Conselho de Administracao na forma do art. 239 da Lei no.6.404/76 e por indicacao dos Ministros de Estado das Comunicacoes e do Planejamento e Orcamento);

               b)   o art. 22;

               c) os incisos XVI, XVII, letra "b" (esta ultima quanto a dispensa de licitacao) e XIX (quanto a submissao ao Ministro das Comunicacoes do Plano de Cooperacao Internacional) do art. 30;

               d) o art. 31, inciso I, numeros 3 (quanto a referencia ao Ministro das Comunicacoes) e 10;

               e)   o art. 32 e seu Paragrafo unico;

               f)   o Paragrafo unico do art. 34;

               g)   o art. 43 (no tocante a referencia ao CCE;); e

               h)   os (S)(S) l e 2 do art. 44.

               II - o Conselho Fiscal passara a ser composto de 3 (tres) a 5 (cinco) membros efetivos e igual numero de suplentes, deixando de vigorar a referencia constante do artigo 36 a indicacao de Conselheiro Fiscal pelo Ministro da Fazenda, e mantendo-se o seu carater permanente.



Confere com o original lavrado em livro proprio.



------------------------
Raimunda Nonata Pires
Secretaria

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Visto do advogado:

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